Prospectus Supplement

December 22, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 22, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2015

Global Opportunity Portfolio (the "Portfolio")

The Portfolio's Annual Portfolio Operating Expenses table under the section of the Prospectus entitled "Portfolio Summary—Global Opportunity Portfolio—Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	1.57%	1.71%	1.87%	1.87%[4]	18.60%
Total Annual Portfolio Operating Expenses*	2.37%	2.76%	3.42%	3.67%	19.40%
Fee Waiver and/or Expense Reimbursement*	1.56%	1.53%	1.92%	1.47%	18.68%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.81%	1.23%	1.50%	2.20%	0.72%

The Example information under the section of the Prospectus entitled "Portfolio Summary—Global Opportunity Portfolio—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A	$644	$895	$1,165	$1,935
Class L	$153	$474	$818	$1,791
Class C	$323	$688	$1,180	$2,534
Class IS	$74	$230	$401	$894

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A	$644	$895	$1,165	$1,935
Class L	$153	$474	$818	$1,791
Class C	$223	$688	$1,180	$2,534
Class IS	$74	$230	$401	$894

The fifth footnote following the Portfolio's Example information under the section of the Prospectus entitled "Portfolio Summary—Global Opportunity Portfolio—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I, 1.23% for Class A, 1.50% for Class L, 2.20% for Class C and 0.72% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Global Opportunity Reorganization (as defined in the section of this Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year from the date of the Global Opportunity Reorganization the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

The paragraph following the table showing the Portfolio's advisory fees in the section of the Prospectus entitled "Fund Management—Advisory Fees" is hereby deleted and replaced with the following:

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Global Opportunity Portfolio, and the Fund, on behalf of its series Opportunity Portfolio, (the "Global Opportunity Predecessor Fund"), on December 7, 2015, the Global Opportunity Portfolio acquired substantially all of the assets and liabilities of the Global Opportunity Predecessor Fund in exchange for shares of the Portfolio (the "Global Opportunity Reorganization").

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio (except for the Global Opportunity Portfolio) will continue for at least one year (at least two years with respect to the Global Opportunity Portfolio from the date of the Global Opportunity Reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

With respect to the Portfolio, the table under the section of the Prospectus entitled "Fund Management—Advisory Fees" that shows the maximum expense ratios for Class I, Class A, Class L, Class C and Class IS shares of the Portfolio is hereby deleted and replaced with the following:

	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Opportunity Portfolio	0.81%	1.23%	1.50%	2.20%	0.72%

Please retain this supplement for future reference.

  IFTEQ1SPT-1215

Statement of Additional Information Supplement

December 22, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 22, 2015 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2015

Global Opportunity Portfolio
(the "Portfolio")

The fifth sentence in the second paragraph of the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" is hereby deleted and replaced with the following:

The fee waivers and/or expense reimbursements for a Portfolio (except for the Emerging Markets Leaders, Global Infrastructure, Global Opportunity and Growth Portfolios) will continue for at least one year (with respect to the Emerging Markets Leaders Portfolio, at least three years from the date of the applicable reorganization, and with respect to the Global Infrastructure, Global Opportunity and Growth Portfolios, at least two years from the date of the applicable reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The information in the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" which shows the contractual advisory fees and the maximum expense ratios for the Portfolio is hereby deleted in its entirety and replaced with the following:

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Opportunity	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	0.81%	1.23%	1.50%	2.20%	0.72%

Please retain this supplement for future reference.